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                                 EXHIBIT 10.13

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT
                     (PERTAINING TO THE SIERRA PRESS, INC.)
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                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


                 This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Agreement") is entered into and shall be effective as of the 2nd day of January, 1997, by and among PANORAMA INTERNATIONAL PRODUCTIONS, INC., a Delaware corporation, TELLURIAN PRESS, INC., a California corporation doing business as Sierra Press, Inc., GOLD LEAF PROPERTIES, INC., a Delaware corporation, formerly known as Sierra Press, Inc., and JAMES L. WILSON, JR., LYNN WILSON AND JEFFREY D. NICHOLAS.

                 WHEREAS, the parties hereto entered into an Asset Purchase Agreement, dated as of June 18, 1995 (the "Purchase Agreement");

                 WHEREAS, the parties hereto wish to change the terms of the payment of the Purchase Price.

                 NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                    1. Defined Terms. Except as otherwise provided herein, all defined terms used herein shall have the respective meanings described to them in the Purchase Agreement.

                    2. Amendment to Purchase Agreement. Section 3(A) of the Purchase Agreement is hereby amended to read in its entirety as follows:

                 "A.      Stock Consideration.  In consideration for its
         purchase of the Assets and in addition to its assumption or retention of the Assumed Liabilities (as applicable), the Company shall issue to Sierra or its designees an aggregate of 636,306 shares of Company Common Stock (the "Purchase Price"), payable as follows:

                          (i)     336,306 upon Closing; and

                          (ii)    300,000 on January 2, 1997."

                    3.    Miscellaneous.

                            (a)   This Agreement shall be binding and inure to
the benefit of each of the parties hereto and their respective heirs, successors and assigns.
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                            (b)   This Agreement may be executed in one or more
counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (c)   In the event that any provision of this
Agreement or the Purchase Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or unenforceability of the remainder of this Agreement or the Purchase Agreement.

                            (d)   The headings in this Agreement are for
reference purposes only and shall not constitute a part hereof.

                    4. Effective Agreement. Except as amended herein, the Purchase Agreement and its terms shall continue to be effective binding and shall not otherwise be amended or superseded by the terms hereof.

                 IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date set forth above.

                                        PANORAMA INTERNATIONAL PRODUCTIONS, INC.


                                        By:  /s/ Edward H. Resnick
                                             ---------------------------------
                                             Edward H. Resnick, Chairman


                                        TELLURIAN PRESS, INC.


                                        By:  /s/ Edward H. Resnick
                                             ---------------------------------
                                             Name:  Edward H. Resnick
                                             Title: Chairman


                                        GOLD LEAF PROPERTIES, INC.


                                        By:  /s/ James L. Wilson, Jr.
                                             ---------------------------------
                                             Names:  James L. Wilson, Jr.
                                             Title:




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                                        /s/ Jeffrey D. Nicholas
                                        --------------------------------------
                                        JEFFREY D. NICHOLAS


                                        /s/ James L. Wilson, Jr.
                                        --------------------------------------
                                        JAMES L. WILSON, JR.


                                        /s/ Lynn Wilson
                                        --------------------------------------
                                        LYNN WILSON




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